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                                                                    Exhibit 23.1

                     [Letterhead of KPMG Peat Marwick LLP]

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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The Board of Directors
Tuesday Morning Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.

                             /s/ KPMG Peat Marwick LLP




Dallas, Texas
February 6, 1998